UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 13, 2017 (November 6, 2017)

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717
Windstream Services, LLC	Delaware	001-36093	20-0792300

4001 Rodney Parham Road
Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)
	(501) 748-7000
(Registrants’ telephone number, including area code)

	N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 1.01 Entry into a Material Definitive Agreement

8.625% Senior First Lien Notes due 2025

Issuance of 8.625% Senior First Lien Notes due 2025 Pursuant to Exchange Offers

On November 6, 2017, Windstream Services, LLC (the “Company”) and Windstream Finance Corp., a direct wholly-owned subsidiary of the Issuer (the “Co-Issuer” and, together with the Company, the “Issuers”), issued (i) approximately $150.0 million aggregate principal amount of 8.625% Senior First Lien Notes due 2025 (the “Exchange Secured Notes”) upon the early settlement of the previously announced exchange offering with respect to the Company’s 7.75% Senior Notes due 2020 and (ii) approximately $50.0 million aggregate principal amount of Exchange Secured Notes upon the early settlement of the previously announced exchange offering with respect to the Company’s 7.75% Senior Notes due 2021.

Issuance of $400.0 million aggregate principal amount of 8.625% Senior First Lien Notes due 2025

On November 8, 2017, the Issuers issued $400.0 million aggregate principal amount of additional 8.625% Senior First Lien Notes due 2025 (the “Additional Secured Notes” and, together with the Exchange Secured Notes, the “Secured Notes”) in a private offering in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act.

Net proceeds from the offering, after deducting underwriter discounts and commissions, are estimated to be approximately $389.2 million. The Company intends to use the net proceeds of the offering to repay a portion of the outstanding amounts under the Company’s senior secured revolving credit facility and to repay a portion of the outstanding amounts under the Company’s senior secured credit facility, Tranche B-6.

Secured Notes Indenture

The Secured Notes were issued pursuant to an indenture, dated as of November 6, 2017 (the “Secured Notes Indenture”), among the Issuers, the guarantors party thereto and U.S. Bank National Association, as trustee and as collateral agent.

The Secured Notes are guaranteed by each of the Company’s domestic subsidiaries (other than the Co-Issuer) that guarantees debt under the Company’s senior credit facilities or that guarantee certain other debt in the future. The Secured Notes and the guarantees thereof are secured by first-priority liens, subject to permitted liens, on the Company’s and on the guarantors’ assets that secure the obligations under the Company’s senior credit facilities, except for certain stock of foreign subsidiaries and certain excluded assets.

Maturity and Interest Rate Payments

The Secured Notes will mature on October 31, 2025. Interest on the Secured Notes will be payable semi-annually, on April 30 and October 31 of each year, commencing on April 30, 2018, to holders of record on the preceding April 15 and October 15, as the case may be.

Ranking

The Secured Notes are the Issuers’ senior secured obligations and: (i) rank senior to the Company’s and the guarantors’ existing and future unsecured indebtedness, including the Company’s existing senior notes, to the extent of the value of the collateral securing the notes; (ii) rank equally with all of the Company’s and the guarantors’ existing and future indebtedness that is secured by first-priority liens on the collateral, including indebtedness under the Company’s senior secured credit facilities; (iii) rank junior to any existing and future indebtedness of the Company or of the guarantors secured by liens on assets that are not part of the collateral, to the extent of the value of such assets; (iv) rank equally in right of payment with all of the Company’s and the guarantors’ existing and future unsubordinated debt, including the Company’s existing senior notes and indebtedness under the Company’s senior secured credit facilities; (v) rank senior in right of payment to any future subordinated indebtedness of the Company or of the guarantors; and (vi) are structurally subordinated to all existing and future indebtedness and other liabilities of any non-guarantor subsidiary, including trade payables (other than indebtedness and liabilities owed to the Company or to the guarantors).

Security

The Secured Notes and related guarantees are secured by first-priority liens, subject to permitted liens, on substantially all of the personal property assets of the Company and of the guarantors, which personal property assets also ratably secure the Company’s senior secured credit facilities, in each case whether now owned or hereafter acquired, except for certain stock of foreign subsidiaries and certain excluded assets.

Excluded assets include, among other things: (i) leased equipment or other leased goods if the applicable lease prohibits the granting of such liens and any general intangibles or other rights arising under any contract, lease, health care insurance receivable, general intangible, instrument, license or other document, in each such case if the grant of a security interest therein would result in (a) the abandonment, invalidation or unenforceability of any right, title or interest of a guarantor therein, (b) a violation of a restriction in favor of a third party or under applicable law or (c) the termination of such contract, lease, health care insurance receivable, general intangible, instrument, license or other document; (ii) any “intent to use” trademark application if the grant of a security interest therein would impair the validity or enforceability of such “intent to use” trademark application, or is prohibited under applicable law; (iii) margin stock; (iv) deposit accounts pledged to the U.S. government; (v) proceeds of certain issuances held in escrow accounts; and (vi) other collateral exceptions and exclusions under applicable financing agreements.

Covenants

The Secured Notes Indenture contains covenants limiting the Company’s and certain of its subsidiaries’ ability to: (i) borrow money or sell preferred stock; (ii) incur liens; (iii) pay dividends on or redeem or repurchase stock; (iv) make certain types of investments; (v) sell stock in restricted subsidiaries; (vi) restrict dividends or other payments from subsidiaries; (vii) enter into transactions with affiliates; (viii) issue guarantees of debt; and (ix) sell assets or merge with other companies.

These covenants contain important exceptions, limitations and qualifications. At any time that the Secured Notes are rated investment grade, certain covenants will be terminated.

Change of Control

Upon the occurrence of a Change of Control Triggering Event (as defined in the Secured Notes Indenture), the Issuers must offer to repurchase the Secured Notes at 101% of their face value, plus accrued and unpaid interest, if any, to the repurchase date.

Events of Default

The Secured Notes Indenture also provides for Events of Default (as defined in the Secured Notes Indenture) which, if certain of them occurs: (i) would make all outstanding Secured Notes due and payable immediately; or (ii) would allow the trustee or the holders of at least 25% in principal amount of the then outstanding Secured Notes to declare all Secured Notes to be due and payable immediately by notice in writing to the Issuers specifying the Event of Default and, upon such declaration, the Secured Notes, together with accrued and unpaid interest, would become due and payable immediately.

The foregoing description of the Secured Notes Indenture and the Secured Notes is qualified in its entirety by reference to the full text of the Secured Notes Indenture, a copy of which is attached hereto as Exhibit 4.1, and the Secured Notes, the form of which are attached hereto as Exhibit 4.2, all of which are incorporated herein by reference.

Secured Notes First Supplemental Indenture

On November 8, 2017, the Issuers entered into a first supplemental indenture (the “Secured Notes First Supplemental Indenture”), among the Issuers, the guarantors party thereto, and U.S. Bank National Association, as trustee and as collateral agent, amending and supplementing the Secured Notes Indenture.

The Secured Notes First Supplemental Indenture amended, among other things, the definition of permitted investments, the debt incurrence covenant and the restricted payments covenant in the Secured Notes Indenture.

The foregoing description of the Secured Notes First Supplemental Indenture is qualified in its entirety by reference to the full text of the Secured Notes First Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.3.

6 3/8% Senior Notes due 2023

Issuance of 6 3/8% Senior Notes due 2023

On November 6, 2017, the Issuers issued (i) approximately $413.9 million aggregate principal amount of additional 6 3/8% Senior Notes due 2023 (the “6 3/8% Senior Notes”) upon the early settlement of a previously announced exchange offering with respect to the Company’s 7.50% Senior Notes due 2022 and the Company’s 7.50% Senior Notes due 2023 and (ii) issued approximately $139.8 million aggregate principal amount of additional 6 3/8% Notes upon the early settlement of the previously announced exchange offering with respect to the Company’s 7.75% Senior Notes due 2021.

The 6 3/8% Senior Notes are senior unsecured obligations of the Company and rank equally with the Company’s unsecured unsubordinated debt, rank senior to any of the Company’s subordinated debt, and are effectively subordinated to the Company’s secured debt, including indebtedness under the Company’s Sixth Amended and Restated Credit Agreement (the "Credit Agreement") to the extent of the assets securing such debt. The Company’s obligations under the 6 3/8% Senior Notes are jointly and severally guaranteed by all of the Company’s domestic subsidiaries that guarantee the borrowings under the Company’s Credit Agreement.

The 6 3/8% Senior Notes were issued under the indenture, dated as of January 23, 2013 (as amended and/or supplemented, the “6 3/8% Senior Notes Indenture”), among Windstream Corporation (as predecessor to the Company), the guarantors from time to time party thereto and U.S. Bank National Association, as trustee, under which the Company’s existing 6 3/8% Senior Notes were issued.

6 3/8% Senior Notes Third Supplemental Indenture

On November 6, 2017, the Issuers entered into a third supplemental indenture, dated as of November 6, 2017 (the “6 3/8% Senior Notes Third Supplemental Indenture”), among the Issuers, the guarantors party thereto and U.S. Bank National Association, as trustee, to the 6 3/8% Senior Notes Indenture.

The 6 3/8% Senior Notes Third Supplemental Indenture gives effect to the consents and waivers set forth in the Company’s Consent Solicitation Statement, dated as of October 18, 2017 (as amended and/or supplemented, the “Consent Solicitation Statement”) and amended certain terms and provisions of the 6 3/8% Senior Notes Indenture. The 6 3/8% Senior Notes Third Supplemental Indenture provides for a waiver with respect to (i) any Default or Event of Default (as such terms are defined in the 6 3/8% Senior Notes Indenture) under the 6 3/8% Senior Notes Indenture that is alleged to have, has or may have arisen under the 6 3/8% Senior Notes Indenture in connection with, related to, or as a result of the consummation or performance of the Spin-Off Transactions (as defined in the 6 3/8% Senior Notes Third Supplemental Indenture) and (ii) any Default or Event of Default under the 6 3/8% Senior Notes Indenture that is alleged to have, has or may have arisen as a result of a Default or Event of Default described in the foregoing.

The foregoing description of the 6 3/8% Senior Notes Third Supplemental Indenture is qualified in its entirety by reference to the full text of the 6 3/8% Senior Notes Third Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.4.

6 3/8% Senior Notes Fourth Supplemental Indenture

On November 6, 2017, the Issuers entered into a fourth supplemental indenture, dated as of November 6, 2017 (the “6 3/8% Senior Notes Fourth Supplemental Indenture”), among the Issuers, the guarantors party thereto, and U.S. Bank National Association, as trustee, amending and supplementing the 6 3/8% Senior Notes Indenture.

The 6 3/8% Senior Notes Fourth Supplemental Indenture amended, among other things, the definition of permitted investments, the debt incurrence covenant and the restricted payments covenant in the 6 3/8% Senior Notes Indenture.

The foregoing description of the 6 3/8% Senior Notes Fourth Supplemental Indenture is qualified in its entirety by reference to the full text of the 6 3/8% Senior Notes Fourth Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.5.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01 Other Events

On November 6, 2017, the Company issued a press release announcing the pricing of the offering of 8.625% Senior First Lien Notes due 2025, a copy of which is attached hereto as Exhibit 99(a).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
Exhibit 4.1
Indenture, dated as of November 6, 2017, among Windstream Services, LLC and Windstream Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee and as collateral agent.

Exhibit 4.2	Form of 8.625% Senior First Lien Notes due 2025 (included as Exhibit A to Exhibit 4.1).
Exhibit 4.3
First Supplemental Indenture, dated as of November 8, 2017, to Indenture, dated as of November 6, 2017, among Windstream Services, LLC and Windstream Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee and as collateral agent.

Exhibit 4.4
Third Supplemental Indenture, dated as of November 6, 2017, to Indenture, dated as of January 23, 2013, among Windstream Corporation (as predecessor to Windstream Services, LLC), the guarantors from time to time party thereto and U.S. Bank National Association, as trustee.

Exhibit 4.5
Fourth Supplemental Indenture, dated as of November 6, 2017, to Indenture, dated as of January 23, 2013, among Windstream Corporation (as predecessor to Windstream Services, LLC), the guarantors from time to time party thereto and U.S. Bank National Association, as trustee.

Exhibit 99(a)	Windstream Press Release dated November 6, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM SERVICES, LLC

By:	/s/ Kristi M. Moody	By:	/s/ Kristi M. Moody
Name:	Kristi M. Moody	Name:	Kristi M. Moody
Title:	Senior Vice President, General Counsel and Corporate Secretary	Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: November 13, 2017